UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 31, 2022

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34582	27-0950358
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3 Easton Oval	Suite 500	Columbus	Ohio	43219
(Address of principal executive office)				(Zip code)

(814) 726-2140
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, 0.01 Par Value	NWBI	NASDAQ Stock Market, LLC

    Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

    Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events

As described in proxy materials in connection with the 2022 Annual Meeting of Stockholders of Northwest Bancshares, Inc. (the “Company”), the holding company for Northwest Bank, the Company’s Nominating and Corporate Governance Committee has nominated five individuals for election to the Board of Directors: Robert M. Campana, Timothy B. Fannin, John P. Meegan, Mark A. Paup and Pablo A. Vegas.

In accordance with United States proxy voting standards applied by Institutional Shareholder Services Inc. (“ISS”), for companies in the Russell 3000 or S&P 1500 indices (such as the Company), ISS will generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members. ISS will make an exception if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

The Company values ethnic and racial diversity, as well as gender diversity, on its Board of Directors. The Company notes that the Nominating and Corporate Governance Committee nominated Pablo A. Vegas for election to the Company’s Board of Directors at the 2022 Annual Meeting of Stockholders. Mr. Vegas, who already serves as a member of the Board of Directors of Northwest Bank, has self-identified as “Hispanic or Latinx,” and such self-identification will also be indicated when the Company publishes its annual diversity information as required by The Nasdaq Stock Market. As noted in the proxy materials, Mr. Vegas brings to the Board of Directors expertise in regulated gas and electric industries and extensive experience in P&L optimization, strategic planning, technology innovation and environmental sustainability initiatives.

In the event that Mr. Vegas is not elected to the Company’s Board of Directors, the Company commits to appointing at least one racial and/or ethnic diverse member within one year of the 2022 Annual Meeting of Stockholders.

Item 9.01    Financial Statements and Exhibits

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

Date:	March 31, 2022	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Chief Financial Officer